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                                                                    EXHIBIT 3.25

                            (STATE OF FLORIDA SEAL)

                              DEPARTMENT OF STATE


I certify that the attached is a true and correct copy of the Articles of Incorporation of BALLY'S FITNESS AND RACQUET CLUBS, INC.,


a corporation organized under the Laws of the State of Florida, filed on November 13, 1986.


The document number of this corporation is J41879.



                                             Given under my hand and the Great
                                             Seal of the State of Florida, at
                                             Tallahassee, the Capital, this the
                                             13th day of November, 1986.
(SEAL)

                                                   /s/ GEORGE FIRESTONE
                                             ---------------------------------
                                                    George Firestone
                                                    Secretary of State

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                                                                   FILED
                                                             NOV 13 11 54 AM 86

                                                             SECRETARY OF STATE
                                                            TALLAHASSEE, FLORIDA


                                STATE OF FLORIDA

                           ARTICLES OF INCORPORATION

                                       OF

                    BALLY'S FITNESS AND RACQUET CLUBS, INC.


     THE UNDERSIGNED, ACTING AS INCORPORATORS OF A CORPORATION UNDER THE FLORIDA GENERAL CORPORATION ACT, ADOPT THE FOLLOWING ARTICLES OF INCORPORATION:

     FIRST: THE NAME OF THE CORPORATION IS BALLY'S FITNESS AND RACQUET CLUBS,
INC.

     SECOND: THE PERIOD OF ITS DURATION IS PERPETUAL.

     THIRD: THE DATE AND TIME OF THE COMMENCEMENT OF THE CORPORATE EXISTENCE IS UPON FILING THE ARTICLES BY THE DEPARTMENT OF STATE.

     FOURTH: THE PURPOSE OR PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE:

     TO ENGAGE IN THE BUSINESS OF OPERATING HEALTH CLUBS INCLUDING THE SALE OF SERVICES, MERCHANDISE AND PROMOTIONAL MATERIALS RELATED THERETO; TO ENGAGE IN THE TRANSACTION OF ANY OR ALL LAWFUL BUSINESS FOR WHICH CORPORATIONS MAY BE INCORPORATED UNDER THE PROVISIONS OF THE FLORIDA GENERAL CORPORATION ACT.

     FIFTH: THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS;

     1,000 SHARES, COMMON STOCK, $1.00 PAR VALUE

     SIXTH: PROVISIONS GRANTING PREEMPTIVE RIGHTS ARE: NONE

     SEVENTH: THE STREET ADDRESS OF THE INITIAL REGISTERED OFFICE OF THE CORPORATION IS C/O C T CORPORATION SYSTEM, 8751 WEST BROWARD BLVD., CITY OF PLANTATION, FLORIDA 33324, AND THE NAME OF ITS INITIAL REGISTERED AGENT AT SUCH ADDRESS IS C T CORPORATION SYSTEM.

     EIGHTH: THE NUMBER OF DIRECTORS CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS FIVE (5), AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND SHALL QUALIFY ARE:


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Donahue L. Wildman                      8700 W. Bryn Mawr
                                        Chicago, IL 60631

Roy Zurkowski                           6420 Telegraph Road
                                        Birmingham, MI 48010

Al Phillips                             800 S. Wells
                                        Chicago, IL 60607

Bernie Palluck                          1700 N. Semoran Blvd.
                                        Winter Park, FL 32792

Jerome B. Kahn                          415 W. Court Street
                                        Flint, MI 48503

              NINTH: THE NAME AND ADDRESS OF EACH INCORPORATOR IS:

              Michael L. Sklar          180 N. Michigan, #2000
                                        Chicago, IL 60601


DATED: November 4, 1986.


                                                  /s/ MICHAEL L. SKLAR
                                        ----------------------------------------
                                            MICHAEL L. SKLAR, Incorporator
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STATE OF ILLINOIS)

COUNTY OF COOK)


     THE FOREGOING INSTRUMENT WAS ACKNOWLEDGED BEFORE ME THIS 4TH DAY OF NOVEMBER, 1986, BY MICHAEL L. SKLAR OF BALLY'S FITNESS AND RACQUET CLUB, INC.

                      MY COMMISSION EXPIRES MAY 18, 1988.

                                             PATRICIA ANN STANIS
                                             --------------------
                                             NOTARY PUBLIC


     C T CORPORATION SYSTEM HAVING BEEN DESIGNATED TO ACT AS REGISTERED AGENT HEREBY AGREES TO ACT IN THIS CAPACITY.


                                             C T CORPORATION SYSTEM


                                             /s/ [ILLEGIBLE] Ast VP.
                                             -----------------------